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                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002)

         In connection with the periodic report of the Pacific Aerospace & Electronics, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Charles A. Miracle, Chief Financial Officer and Treasurer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63,
Section 1350 of the United States Code, that to the best of my knowledge:

         (1)the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: January 14, 2004                         /s/ Charles A. Miracle
                                          -------------------------------------
                                                   CHARLES A. MIRACLE
                                          CHIEF FINANCIAL OFFICER AND TREASURER